EXHIBIT 1.1
International Lease Finance Corporation
Medium-Term Notes, Series R
Due Nine Months or More
From Date of Issue
Distribution Agreement1
August 22, 2006
New York, New York

ABN AMRO Incorporated	HSBC Securities (USA) Inc.
55 East 52nd Street	452 Fifth Avenue, 3rd Floor
New York, New York 10055	New York, New York 10018

Banc of America Securities LLC	J.P. Morgan Securities Inc.
9 West 57th Street	270 Park Avenue, 9th Floor
New York, New York 10019	New York, New York 10017

Barclays Capital Inc.	Lehman Brothers Inc.
200 Park Avenue	745 Seventh Avenue
New York, New York 10166	New York, New York 10019

BNP Paribas Securities Corp.	Merrill Lynch, Pierce, Fenner & Smith Incorporated
787 Seventh Avenue	4 World Financial Tower
New York, New York 10019	New York, New York 10080

Citigroup Global Markets Inc.	Mitsubishi UFJ Securities International plc
388 Greenwich Street	6 Broadgate
New York, New York 10013	London EC2M 2AA

Credit Suisse Securities (USA) LLC	Scotia Capital (USA) Inc.
11 Madison Avenue	One Liberty Plaza
New York, New York 10010	New York, New York 10006

Deutsche Bank Securities Inc.	UBS Securities LLC
60 Wall Street	677 Washington Boulevard
New York, New York 10005	Stamford, Connecticut 06901

Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288

[1]	In the event any preliminary Prospectus or supplement to a preliminary Prospectus is used in connection with the transactions contemplated by this Agreement, this Agreement shall be modified accordingly.

Ladies & Gentlemen:
     International Lease Finance Corporation, a California corporation (the “Company”), confirms its agreement with each of you (together with your affiliates, individually, an “Agent” and collectively, the “Agents”) with respect to the issue and sale by the Company of up to the aggregate principal amount set forth in Schedule I hereto of its Medium-Term Notes, Series R, Due Nine Months or More from Date of Issue (the “Notes”). The Notes will be issued under an indenture (the “Indenture”) dated as of August 1, 2006, between the Company and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”), as may be amended from time to time. The Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will bear interest at rates to be provided in a supplement to the Prospectus referred to below.
     1. Representations and Warranties. The Company represents and warrants to you as of the date hereof, as of each Closing Date and Settlement Date hereinafter referred to, and as of the times referred to in Section 4(k) hereof, as follows:
          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”) and has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement, as defined in Rule 405, on such Form (the file number of which is set forth in Schedule I hereto), which became effective upon filing, for the registration under the Act of the aggregate principal amount set forth in Schedule I hereto of debt securities including the Notes (the “Securities”). Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. In connection with the sale of Notes, the Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto and information otherwise deemed to be part of and included in the Registration Statement pursuant to regulations under the Act, as amended to the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus, as supplemented pursuant to the previous sentence and in the form in which it shall be filed by the Company with the Commission pursuant to Rule 424 under the Act, is hereinafter called the “Prospectus”. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement or the date of the Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference and (ii) with respect to the Registration Statement, information otherwise deemed to be part of and included in the Registration Statement pursuant to regulations under the Act after the date of this Agreement.

2

          (b) On the date hereof, on each Effective Date (as defined below), on each date of filing of any document incorporated by reference in the Registration Statement, when any supplement to the Prospectus is filed with the Commission in accordance with Rule 424(b) and at the date of delivery by the Company of any Notes sold hereunder (a “Closing Date”), (i) the Registration Statement, as amended as of such time, the Prospectus as supplemented as of any such time, and the Indenture did or will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; (iii) the Prospectus, as supplemented as of any such time, did not and will not include any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (y) the information contained in or omitted from the Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Agents specifically for inclusion in the Registration Statement and the Prospectus, it being understood and agreed that the only such information furnished by or on behalf of any Agent is the information in (A) the third, fourth and fifth sentences of the third paragraph, (B) the fourth paragraph, (C) the fifth paragraph with respect to the Agents only, and (D) the second sentence of the eighth paragraph, each under the caption “Plan of Distribution” in the supplement to the form of prospectus described in the third sentence of Section 1(a) hereto. For purposes of this Agreement, “Effective Date” shall mean each date and time that any part of the Registration Statement and any post-effective amendment or amendments thereto became or become effective, including, without limitation, any amendment filed for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to the Exchange Act, or form of prospectus pursuant to Rule 424(b)), and each date and time any part of the Registration Statement is deemed to be effective pursuant to Rule 430B(f)(2) under the Act.
          (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries considered as a whole.
          (d) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement and, if applicable, the Terms Agreement (as defined in Section 2(b) hereof) or otherwise, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, and the Securities will be substantially in the form filed as an exhibit to the Registration Statement or a document incorporated by reference therein; the Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the

3

Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Prospectus.
          (e) The Notes have been rated by a “nationally recognized statistical rating agency” (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act), including one or both of Moody’s Investor Services (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies (“S&P”).
          (f) The Company confirms as of the date hereof, and each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the “Department”), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company’s business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.
          (g) This Agreement has been duly authorized, executed and delivered by the Company.
          (h) The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.
          (i) As of the Applicable Time (as defined below) with respect to the offering of any applicable Notes, the Disclosure Package (as defined below), will not contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Agent specifically for use therein. For purposes of this Agreement, “Applicable Time” shall mean the time set forth in the applicable Terms Agreement, or, if Notes

4

are being sold to you as principal and either the Applicable Time is not specified therein or no Terms Agreement is utilized in connection therewith, the Applicable Time shall mean the time immediately prior to the time of the first sale (including, without limitation, a contract of sale) of such Notes or with respect to Notes sold by any of you as agent, the Applicable Time shall mean each time of sale (including, without limitation, a contract of sale) of such Notes. For purposes of this Agreement, the term “Disclosure Package” shall mean (i) the Prospectus, as amended and supplemented as of the Applicable Time, (ii) any Permitted Free Writing Prospectus as defined in Section 4(g) hereto, and (iii) any other “free writing prospectus”, as defined in Rule 405 under the Act (“Free Writing Prospectus”), including any “issuer free writing prospectus”, as defined in Rule 433 under the Act (“Issuer Free Writing Prospectus”), that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.
          (j) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Notes in reliance on the exemption in Rule 163, and (iv) as of the date of the execution of this Agreement (with such date being used as the determination date for purposes of this clause (iv)), the Company was, is or will be (as the case may be) a “well-known seasoned issuer” as defined in Rule 405.
          (k) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Notes and (ii) as of the execution of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” as defined in Rule 405 (“Ineligible Issuer”).
          (l) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes to which such Issuer Free Writing Prospectus relates or until any earlier date of which the Company provided or provides prior notification to the Agents, did not, does not and will not include any information that conflicted, conflicts or will conflict with information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof, in each case, that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Agent specifically for use therein it being understood and agreed that the only such information furnished by or on behalf of any Agent is the information in (A) the third, fourth and fifth sentences of the third paragraph, (B) the fourth paragraph, (C) the fifth paragraph with respect to the Agents only, and (D) the second sentence of the eighth paragraph, each under the caption “Plan of Distribution” in the supplement to the form of prospectus described in the third sentence of Section 1(a) hereto.

5

     2. Appointment of Agents; Purchases as Principals.
          (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes you to act as its agents to solicit offers for the purchase of all or part of the Notes, upon the terms set forth in the Prospectus, as supplemented, during a period beginning on the date hereof and ending on the date the Company shall specify to you in writing. The Company agrees to pay each Agent a commission, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount to be agreed to by the Company and such Agent at the time of solicitation, it being understood and agreed that the commissions may not be the same for each Agent. Such commissions shall be payable as specified in the Procedures (as defined in Section 3). Offers for the purchase of Notes may be solicited by the Agents as agents for the Company at such time and in such amounts as the Agents deem advisable. The Company may from time to time offer Notes for sale otherwise than through the Agents. If any agent, other than an Agent, is appointed during the term of this Agreement with respect to the Notes, the Company shall promptly notify the Agents of such appointment.
          (b) Each sale of Notes to you as principal shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, you. Each such separate agreement (which may be an oral agreement confirmed in writing or which may be substantially in the form of Schedule II hereto and which may take the form of an exchange of any standard form of written telecommunication between you and the Company) is herein referred to as a “Terms Agreement”. Your commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by you pursuant thereto, the price to be paid to the Company for such Notes, the initial public offering price, if any, at which the Notes are proposed to be reoffered, and the time and place of delivery of and payment for such Notes (the “Settlement Date”). Such Terms Agreement shall also specify any requirements for opinions of counsel, officers’ certificates and letters from independent auditors pursuant to Section 5 hereof.
     3. Offering Procedure. The Agents shall communicate to the Company, orally or in writing, each offer to purchase Notes on terms previously communicated by the Company to the Agents, and the Company shall have the sole right to accept such offers to purchase Notes and may refuse any proposed purchase of Notes in whole or in part for any reason. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes on different terms, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit A) (the “Procedures”), as amended from time to time. The Procedures may only be amended by written agreement of the Company and the Agents after notice to, and with the approval of, the Trustee.

6

     4. Agreements. The Company agrees with you that:
          (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement (other than as a result of a filing under the Exchange Act) or supplement to the Prospectus unless the Company has furnished you with copies for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be timely filed (or transmitted for filing) with the Commission as required pursuant to Rule 424. The Company will promptly advise you (i) when each supplement to the Prospectus shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or of any notice objecting to the use of the Registration Statement and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.
          (b) If there occurs an event or development as a result of which, prior to the delivery of a supplement to the Prospectus containing final pricing terms in respect of an offering of Notes to the Agents, the Disclosure Package relating to such Notes would include an untrue statement of a material fact, or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company promptly will (1) notify the Agents, including stating whether any use of the Disclosure Package should cease until it is amended or supplemented to correct such statement or omission (and, if so notified by the Company, the Agents shall forthwith suspend using the Disclosure Package as then amended or supplemented), (2) subject to the first sentence of paragraph (a) of this Section 4 and the first sentence of paragraph (g) of this Section 4, prepare an amendment or supplement to the Disclosure Package and, if applicable, file with the Commission an amendment or supplement to the Disclosure Package, which will correct such statement or omission, and (3) supply any supplemented Disclosure Package to you in such quantities as you may reasonably request.
          (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or

7

the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify the Agents to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement or new registration statement which will correct such statement or omission or an amendment or supplement or new registration statement which will effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (iv) will supply any such amended or supplemented Prospectus or prospectus included in a new registration statement to the Agents in such quantities as the Agents may reasonably request. If such amendment or supplement is satisfactory in all respects to the Agents, the Agents will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement or new registration statement if such an amendment or new registration statement is required, resume their obligation to solicit offers to purchase Notes hereunder.
          (d) As soon as practicable, the Company will make generally available to its security holders and to you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act and, not later than 45 days after the end of the 12-month period beginning at the end of each fiscal quarter of the Company (other than the last fiscal quarter of any fiscal year) during which an Effective Date occurs, not later than 90 days after the end of the fiscal year beginning at the end of each last fiscal quarter of any fiscal year of the Company during which an Effective Date occurs, and not later than 90 days after the end of each fiscal year of the Company during which any Notes were issued, the Company will make generally available to its security holders an earnings statement covering such 12-month period or such fiscal year, as the case may be, that will satisfy the provisions of such Section 11(a) and Rule 158.
          (e) The Company will furnish to you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto and, so long as delivery of a prospectus may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of any preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as you may reasonably request.
          (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as you may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and, if requested by the Agents, will arrange for the determination of the legality of the Notes for purchase by institutional investors.
          (g) The Company hereby agrees that, until each Agent agrees otherwise in writing, no communication that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus has been, or will be, used by the Company, other than a final pricing term sheet in the form of Annex A attached hereto, prepared and to be filed by the Company pursuant to Section 4(h) and containing a description of the final terms of Notes

8

being sold and the offering thereof (the “Final Term Sheet”). Any Free Writing Prospectus that the Company is permitted to use pursuant to the preceding sentence of this Section 4(g) is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that it has complied and will comply, as the case may be, with the filing and other requirements of Rules 164 and 433 applicable to any such Permitted Free Writing Prospectus. Each of you, as Agents, severally and not jointly, hereby agree that, until the Company agrees otherwise, no communication that would constitute a Free Writing Prospectus has been, or will be, used by you in connection with the offer and sale of the Notes, other than (i) communications that only include information described in Annex B attached hereto, and that reflect only information, other than “Hedge Ratio,” approved by the Company in writing or orally before the communication is first used and/or (ii) any Permitted Free Writing Prospectus. Each of you, severally and not jointly, also agrees not to issue any communication pursuant to Rule 134 promulgated under the Act with respect to the Notes. Nothing in this Section 4(g) shall be deemed to require the approval by any Agent of any filings by the Company under the Exchange Act.
          (h) The Company agrees to prepare and file a Final Term Sheet with respect to the sale of any Notes and to file that Final Term Sheet pursuant to Rule 433(d) promulgated under the Act within the time required by such Rule.
          (i) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing and delivery of the Registration Statement, any preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments thereof and supplements thereto, the Indenture and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of each such jurisdiction as you may reasonably designate, the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, and (ii) reimburse the Agents on a monthly basis for all out-of-pocket expenses (including without limitation advertising expenses) incurred by the Agents and approved by the Company in advance, in connection with the offering and the sale of the Notes, and (iii) be responsible for the reasonable fees of counsel for the Agents incurred in connection with the offering and sale of the Notes.
          (j) Each acceptance by the Company of an offer to purchase Notes, and each sale of Notes to you pursuant to a Terms Agreement, will be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at and as of such date and a representation and warranty to you that (i) neither the Registration Statement nor the Prospectus, as then amended or supplemented, fails to reflect any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented, (ii) the Registration Statement, as amended, at each Effective Date, did not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Prospectus, as amended or supplemented,

9

does not include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the Disclosure Package, as amended or supplemented as of the Applicable Time with respect to the applicable Notes, did not include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (y) the information contained in or omitted from the Registration Statement, the Prospectus or the Disclosure Package or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by you or on your behalf specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendments thereof or supplements thereto, it being understood and agreed that the only such information furnished by or on behalf of any Agent is the information in (A) the third, fourth and fifth sentences of the third paragraph, (B) the fourth paragraph, (C) the fifth paragraph with respect to the Agents only, and (D) the second sentence of the eighth paragraph, each under the caption “Plan of Distribution” in the supplement to the form of prospectus described in the third sentence of Section 1(a) hereto.
          (k) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates offered on the Notes), or there is filed with the Commission a Form 10-K, Form 10-Q or Form 8-K that contains financial information that is incorporated by reference into the Prospectus or, if so indicated in the applicable Terms Agreement, the Company sells Notes to you pursuant to a Terms Agreement, the Company will deliver or cause to be delivered forthwith to you a certificate of the Company signed by the Chairman or Vice Chairman of the Board, the President or a Vice President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment, the date of filing of such supplement or document or the date of such sale, in form reasonably satisfactory to you, to the effect that the statements contained in the certificate that was last furnished to you pursuant to either Section 5(f) or this Section 4(k) are true and correct at the time of the effectiveness of such amendment, the filing of such supplement or document or of such sale, as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(f) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to such time.
          (l) Each time that the Registration Statement or the Prospectus is amended or supplemented or there is filed with the Commission a Form 10-K or Form 10-Q that is incorporated by reference into the Prospectus (other than an amendment or supplement or document (i) providing solely for a change in the interest rates offered on the Notes or (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (ii) above, in your reasonable judgment, such financial

10

statements or other information are of such a nature that an opinion of counsel should be furnished), or, if so indicated in the applicable Terms Agreement, the Company sells Notes to you pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to you a written opinion or opinions of counsel to the Company satisfactory to you, dated the date of the effectiveness of such amendment, the date of filing of such supplement or document or the date of such sale, of the same tenor as the opinions referred to in Sections 5(c) and 5(d) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinions, counsel last furnishing such an opinion to you may furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).
          (m) Each time that (i) the Registration Statement or the Prospectus is amended or supplemented by a filing under the Act to include additional financial information, (ii) there is filed with the Commission under the Exchange Act any document incorporated by reference into the Prospectus as amended and supplemented which contains additional financial information (other than any Current Report on Form 8-K relating exclusively to quarterly or annual financial results of the Company, or, unless any Agent shall otherwise request, any Quarterly Report on Form 10-Q), or (iii) if so indicated in the applicable Terms Agreement, the Company sells Notes to you pursuant to a Terms Agreement, the Company shall cause PricewaterhouseCoopers LLP, the independent registered public accounting firm which has audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Prospectus as amended and supplemented, forthwith to furnish you a letter, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in Section 5(g) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that where such amendment or supplement only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included in the Registration Statement or the Prospectus as so amended or supplemented is of a character that, in your reasonable judgment, such other information should be addressed by such letter.
          (n) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company that have a substantially similar maturity and the same currency as the Notes being offered or sold pursuant to such Terms Agreement, except as may otherwise be provided in any such Terms Agreement.
     5. Conditions to Obligations. Your obligations as Agents to solicit offers to purchase the Notes and your obligations to purchase Notes pursuant to any Terms Agreement or otherwise shall be subject to the accuracy of the representations and warranties on the part of the Company contained in this Agreement as of the date hereof, and the accuracy of the

11

representations and warranties on the part of the Company contained herein as of each Effective Date, as of each date of filing of any document incorporated by reference in the Registration Statement, as of the date any supplement to the prospectus is filed with the Commission, as of each Closing Date and as of each Settlement Date with respect to any applicable Terms Agreement, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
          (a) The Prospectus, and any supplement thereto, has been filed in a manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 4(g) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433.
          (b) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.
          (c) The Company shall have furnished to you the opinion of corporate counsel for the Company, dated the date hereof, or of such Settlement Date, if applicable, to the effect that:
               (i) The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires it to be so qualified; provided, however, that the Company may not be so qualified in certain jurisdictions, the effect of which would not have a material adverse effect on the Company.
               (ii) Excluding Sierra Leasing Limited, no subsidiary of the Company nor all of the subsidiaries of the Company taken as a whole is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X promulgated under the Exchange Act.
               (iii) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus.
          (d) The Company shall have furnished to you the opinion of O’Melveny & Myers LLP, special counsel for the Company, dated the date hereof, or of such Settlement Date, if applicable, to the effect that:
               (i) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of California and has the corporate power to own its properties and conduct its business as described in the Prospectus.
               (ii) The Indenture has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and is a legally valid and binding obligation of the Company, enforceable against the Company in

12

accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and, if applicable, is subject to provisions of law which may require that a judgment for money damages rendered by a court in the United States be expressed in United States dollars.
               (iii) The Notes have been duly authorized by all necessary corporate action on the part of the Company and when the final terms of a particular Note and of its issuance and sale have been duly established in conformity with the Indenture, and when such Note has been duly executed, authenticated and issued in accordance with the provisions of the Indenture and upon payment for and delivery of the Notes in accordance with the terms of this Agreement, will be legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and, if applicable, is subject to provisions of law which may require that a judgment for money damages rendered by a court in the United States be expressed in United States dollars.
               (iv) The Indenture has been duly qualified under the Trust Indenture Act.
               (v) This Agreement (and if the opinion is being furnished on a Settlement Date, the applicable Terms Agreement) has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.
               (vi) No consent, authorization, order or approval of any California, New York or federal court or governmental agency or body is required on the part of the Company for the execution and delivery of this Agreement or for the issuance and sale of the Notes, except such as have been obtained under the Act, the Trust Indenture Act and such as may be required under the Blue Sky or securities laws of any jurisdiction and such other approvals (specified in such opinion) as have been obtained.
               (vii) Neither the execution and delivery of the Indenture nor the issuance of the Notes will violate, result in a breach by the Company of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company or the terms of any of the agreements, instruments, contracts, orders, injunctions or judgments identified to such counsel in an Officer’s Certificate of the Company (a copy of which will be delivered with the opinion of such counsel) as agreements, instruments, contracts, orders, injunctions or judgments binding on the Company which have provisions relating to the issuance by the Company of debt securities and the violation of, breach of or default under which would have a material adverse effect on

13

the Company and its subsidiaries considered as a whole, except that no opinion need be expressed regarding the effect, if any, of the issuance of the Notes upon the Company’s compliance with any of the financial covenants contained in any of said agreements, instruments, contracts, orders, injunctions or judgments.
               (viii) The Registration Statement has been declared effective under the Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued or threatened by the Commission.
               (ix) The Registration Statement, on the date it was filed, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder, except that no opinion need be expressed concerning the financial statements and other financial information contained or incorporated by reference therein.
               (x) Such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required.
               (xi) The documents incorporated by reference into the Prospectus appear on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the Exchange Act, and the rules and regulations thereunder in effect at the respective dates of their filing, except that no opinion need be expressed concerning the financial statements and other financial information contained or incorporated by reference therein.
               (xii) The statements in the Prospectus under the captions “Description of Debt Securities” and “Description of Medium-Term Notes, Series R”, insofar as such statements constitute a summary of provisions of the Indenture or the Notes, fairly present the information required therein by Form S-3.
               (xiii) The execution and delivery of this Agreement, the purchase and sale of the Notes in accordance with the terms and provisions of this Agreement and the consummation of the transactions contemplated under this Agreement, the Indenture and the Notes will not violate any current federal or State of California or New York law, rule or regulation that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Company or to the transactions of the type contemplated by this Agreement or the Indenture, except that such counsel need express no opinion regarding any federal securities laws, any Blue Sky or state securities laws or the provisions of Section 7 of this Agreement.
               (xiv) The Company is not, and upon the issuance of the Notes and the application of proceeds therefrom as described in the Prospectus will not become, an investment company required to register under the Investment Company Act of 1940, as amended.
               (xv) The statements contained in the Prospectus under the caption “Certain United States Federal Income Tax Considerations” insofar as they purport to describe

14

the material tax consequences under the United States federal income tax laws of an investment in the Notes, constitute a fair summary thereof in all material respects.
     Such counsel may state that, as counsel to the Company, such counsel reviewed the Registration Statement, the Disclosure Package, the Prospectus and the documents incorporated therein by reference and participated in conferences with representatives of the Agents and representatives of the Company, its independent public accountants and counsel of the Agents at which the contents of the Registration Statement, the Disclosure Package, the Prospectus and the documents incorporated therein by reference and related matters were discussed.
     Such counsel may state that the purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Disclosure Package or the Prospectus and such counsel has not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, the Disclosure Package or the Prospectus. Such counsel may state that, moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Disclosure Package and the Prospectus involve matters of a non-legal nature.
     Subject to the foregoing, such counsel shall confirm to you that, on the basis of the information such counsel gained in the course of performing the services referred to above, nothing came to such counsel’s attention that caused it to believe that (i) the Registration Statement, at its effective date (or if later, the date the Company’s latest Annual Report on Form 10-K was filed with the Commission) and, if such counsel is providing a legal opinion pursuant to a Terms Agreement, on the Effective Date, pursuant to Rule 430B(f)(2) under the Act, of the part of the Registration Statement relating to the offering of the Notes subject to such Terms Agreement for purposes of liability of any Agent under Section 11 of the Act, contained any untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as of the date of such opinion (or, if such opinion is to be delivered pursuant to Section 2(b) in accordance with the provisions of a Terms Agreement, at the Applicable Time) contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) the Prospectus on the date of the prospectus supplement included in the Prospectus and on the date of the opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus (except for the statements described in paragraphs (xii) and (xv) above), and such counsel need not express any belief (A) except as specifically stated in paragraph (xi) above, with respect to any document filed by the Company under the Exchange Act, whether before or after an Effective Date, except to the extent that such document is a document incorporated by reference (1) in the Registration Statement as of its effective date (or if later, the date the Company’s latest Annual Report on Form 10-K was filed with the Commission) and, if such counsel is providing a legal opinion pursuant to a Terms Agreement, as of the Effective Date, pursuant to Rule 430B(f)(2) under the Act, of the part of the Registration Statement relating to the offering of the Notes subject to such Terms Agreement for purposes of liability of any Agent under Section 11

15

of the Act, read together with the Registration Statement and considered as a whole as of such date, or (2) in the Prospectus as of the date of the prospectus supplement included in the Prospectus, as of the Applicable Time (if applicable) or the date of the opinion; (B) with respect to the Form T-1 filed by the Trustee in connection with the Registration Statement; (C) with respect to the financial statements or other financial or accounting data contained in or omitted from the Registration Statement, the Disclosure Package or the Prospectus; or (D) with respect to the representations and warranties contained in the exhibits to the Registration Statement or in the exhibits to the documents incorporated by reference in the Registration Statement or the Prospectus.
          (e) You shall have received from Morgan, Lewis & Bockius LLP, your counsel, such opinion or opinions, dated the date hereof, or of such Settlement Date, if applicable, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Disclosure Package, the Prospectus and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
          (f) The Company shall have furnished to you a certificate of the Company, signed by the Chairman of the Board, the President or a Vice President and the principal financial or accounting officer of the Company, dated the date hereof, or of such Settlement Date, if applicable, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus and this Agreement and that:
               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof, or of such Settlement Date, if applicable, with the same effect as if made on the date hereof, or of such Settlement Date, if applicable, and the Company has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to your obligation as Agents to solicit offers to purchase the Notes, or your obligation to purchase Notes pursuant to any Terms Agreement;
               (ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and
               (iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus.

16

          (g) At the date hereof, or of such Settlement Date, if applicable, PricewaterhouseCoopers LLP shall have furnished to you a letter (which may refer to a letter or letters previously delivered to you), dated as of the date hereof, or of such Settlement Date, if applicable, in form and substance satisfactory to you, stating in effect that:
               (i) They are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission;
               (ii) In their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations thereunder adopted by the Commission;
               (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;
               (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited condensed consolidated statements of income, consolidated balance sheets, and consolidated statements of cash flows, included in the Prospectus and/or included in the Company’s quarterly report on Form 10-Q incorporated by reference into the Prospectus, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
                    (1) (i) any unaudited financial statements included and/or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;
                    (2) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the

17

unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
                    (3) any unaudited financial statements which were not included in the Prospectus but from which were derived unaudited condensed financial statements included in the Prospectus and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (2) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;
                    (4) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
                    (5) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or as of the end of the latest period for which financial statements are available, any decreases in consolidated net assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter; and
                    (6) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to a specified date not more than five days prior to the date of such letter, there were any decreases in consolidated net revenues or the total or per share amounts of income before extraordinary items or net income, in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter; and
               (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by

18

reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.
All references in this paragraph (g) to the Prospectus (other than references in the letter furnished at the date hereof) shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as of the applicable date referred to in Section 4(m) hereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Settlement Date relating to the Terms Agreement requiring the delivery of such letter under Section 4(m) hereof.
          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change, increase or decrease specified in the letter referred to in paragraph (g) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in your judgment, so material and adverse as to make it impractical or inadvisable to proceed with the purchase or soliciting of offers to purchase the Notes as contemplated by the Registration Statement and the Prospectus.
          (i) Prior to the date hereof or on such Settlement Date, if applicable, the Company shall have furnished you such further information, certificates and documents as you may reasonably request.
     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to you and your counsel, this Agreement and all of your obligations hereunder may be canceled at any time by you. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.
     The documents required to be delivered by this Section 5 shall be delivered at the office of O’Melveny & Myers LLP at 400 South Hope Street, Los Angeles, California, on the date hereof.
     6. Reimbursement of Expenses. If any condition to your obligations set forth in Section 5 hereof is not satisfied, if any termination pursuant to Section 8 hereof shall occur or in the case of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by you, the Company will reimburse you upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that you shall have incurred in connection with this Agreement.

19

     7. Indemnification and Contribution.
          (a) The Company agrees to indemnify and hold harmless each of you, each of your directors, officers, employees and agents and each person, if any, who controls each of you within the meaning of Section 15 of the Act as follows:
               (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of material fact contained in the Prospectus or any Issuer Free Writing Prospectus (whether or not a Permitted Free Writing Prospectus) or any other Permitted Free Writing Prospectus (or any amendment or supplement to any such Free Writing Prospectus) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus or other Permitted Free Writing Prospectus; provided, however, that the foregoing indemnity agreement with respect to the Prospectus or any Permitted Free Writing Prospectus shall not inure to the benefit of any Agent from whom the person asserting any such loss, liability, claim, damage or expense purchased Notes, or any person controlling such Agent, if the Company provides a copy of an amendment or supplement to the Prospectus or to a Permitted Free Writing Prospectus as theretofore provided to such Agent by the Company (with notice that such amendment or supplement contains additional or different material information from that previously provided) within a reasonable amount of time in advance of the time of sale in order to enable such Agent to convey such amendment or supplement to the purchaser of the Notes, and such amendment or supplement (x) was not conveyed to such person at or prior to the entry into the contract of sale of the Notes by such person, and (y) such loss, liability, claim, damage or expense would not have occurred had the Agent delivered the amendment or supplement to such person at or prior to the entry into of the contract of sale of the Notes;
               (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information furnished by you as aforesaid) if such settlement is effected with the written consent of the Company; and
               (iii) against any and all expense whatsoever as incurred (including the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in

20

reliance upon and in conformity with information furnished by you as aforesaid), to the extent that any such expense is not paid under (i) or (ii) above.
          (b) Each Agent severally and not jointly agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus (or any amendment or supplement to any such Permitted Free Writing Prospectus) in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or Permitted Free Writing Prospectus. For purposes of this Agreement, the written information furnished by or on behalf of any Agent to the Company is the information in (A) the third, fourth and fifth sentences of the third paragraph, (B) the fourth paragraph, (C) the fifth paragraph with respect to the Agents only, and (D) the second sentence of the eighth paragraph, each under the caption “Plan of Distribution” in the supplement to the form of prospectus described in the third sentence of Section 1(a) hereto.
          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that (i) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or (ii) the use of counsel chosen by the indemnifying party would present such counsel with a conflict of interest, the indemnified party or parties shall have the right to select separate counsel to assert such legal defense or represent it and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (A) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence or because a conflict of interest of counsel chosen by the indemnifying party (it being understood, however, that the indemnifying parties shall not be liable for the fees and expenses of more than one counsel (other than local counsel), approved by the Agents, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the

21

same general allegations or circumstances), (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (A) or (C) is applicable, such liability shall be only in respect of the counsel referred to in such clause (A) or (C). No indemnifying party shall (I) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, or (II) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party under Section 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agent whose claim is subject to contribution, on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and such Agent, on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Agents, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by any Agent with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating

22

or defending any such action or claim to the extent not already paid or payable pursuant to another provision of this Section 7. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Agent and distributed to the public were offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents’ obligations under this Section 7(d) to contribute are several in proportion to the respective principal amounts of Notes purchased by each such Agent in such offering and not joint.
     8. Termination. This Agreement may be terminated for any reason, at any time by any party hereto, with respect to such party, upon the giving of 30 days written notice of such termination to the other parties hereto. You may also terminate any Terms Agreement, immediately upon notice to the Company, at any time prior to the Settlement Date if any of the following shall have occurred: (i) since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, except as set forth or contemplated in the Prospectus, which, in your reasonable judgment, makes it impracticable to market the Notes or enforce contracts for the sale of Notes, (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange if the effect of any such event, in your reasonable judgment, is to make it impracticable or inadvisable to proceed with the solicitation of offers to purchase the Notes or the purchase of the Notes from the Company, as principal on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) any material disruption in commercial banking, securities settlement or clearance services, (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration that does not represent a significant departure from the conditions that exist on the date of such Terms Agreement, if the effect of any such event in your reasonable judgment is to make it impracticable or inadvisable to proceed with the solicitation of offers to purchase the Notes or the purchase of the Notes from the Company as principal on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; (vi) the suspension in trading in the securities of the Company on any national securities exchange or quotation system on which they are listed or quoted if the effect of such event in your reasonable judgment is to make it impracticable or inadvisable to proceed with the solicitation of offers to purchase the Notes or the purchase of the Notes from the Company as principal on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; or (vii) any downgrading in the rating accorded the Company’s senior debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act. In the event of any such termination, neither party will have any liability to the other party hereto, except that (a) the Agents shall be entitled to any commissions earned in accordance with Section 2(a) hereof, (b) if at the time of termination (1) the Agent shall own any of the Notes acquired pursuant to a Terms Agreement with the

23

intention of reselling them or (2) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 3, 4 and 6 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (c) the covenants set forth in Sections 4(d) and 4(i) hereof, the indemnity agreement set forth in Section 7 hereof, and the provisions of Sections 9, 13 and 14 hereof shall remain in effect.
     The Company also agrees to offer to any person who has agreed to purchase Notes as a result of an offer to purchase solicited by any Agent the right to refuse to purchase and pay for such Notes if, on the related Settlement Date fixed pursuant to the Procedures, any of the following events has occurred: (i) since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which materially impairs the investment quality of the Notes; (ii) any downgrading in the rating accorded the Company’s senior debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; (iii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iv) a material disruption in commercial banking, securities settlement or clearance services, (v) the suspension in trading in the securities of the Company on any national securities exchange or quotation system on which they are listed or quoted; (vi) a banking moratorium shall have been declared either by federal or New York state authorities; or (vii) any outbreak or escalation of hostilities or other national or international calamity or crises, if the effect of any such event specified in clauses (iii), (iv), (v), (vi) or (vii) make it impracticable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Prospectus.
     9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, its officers and you set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect, regardless of any investigation made by you or on your behalf or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.
     10. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:
          (a) In connection with the offerings contemplated hereby, each Agent is and has been acting solely as a principal in connection with the sale of the Notes and no fiduciary, advisory or (except to the extent expressly set forth herein) agency relationship between the Company and any Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether such Agent has advised or is advising the Company on other matters;
          (b) The purchase and sale of the Notes pursuant to this Agreement, including the determination of the public offering price of the Notes and any related discounts and commissions, are arms-length transactions between the Company, on the one hand, and the

24

Agents, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;
          (c) The Company has been advised that the Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and
          (d) The Company waives, to the fullest extent permitted by law, any claims it may have against the Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or (to the extent such an agreement by the Company is enforceable) to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you, will be mailed, delivered or telecopied and confirmed to you, at the addresses specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to International Lease Finance Corporation, 10250 Constellation Boulevard, Suite 3400, Los Angeles, California 90067, Attention: President.
     12. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Agents, or any of them, with respect to the subject matter hereof.
     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.
     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

25

EXHIBIT 1.1
     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among you and the Company.

Very truly yours,

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Pamela S. Hendry

Name:	Pamela S. Hendry
Title:	Senior Vice President, Treasurer and Assistant Secretary
The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written:

ABN AMRO INCORPORATED		BNP PARIBAS SECURITIES CORP.

By:	/s/ Paul Hatton	By:	/s/ Tim McCann
Name:	Paul Hatton	Name:	Tim McCann
Title:	Managing Director	Title:	Director

BANC OF AMERICA SECURITIES LLC		CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Lily Chang	By:	/s/ Jack D. McSpadden Jr.
Name:	Lily Chang	Name:	Jack D. McSpadden Jr.
Title:	Principal	Title:	Managing Director

BARCLAYS CAPITAL INC.		CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ James Glascott	By:	/s/ Helena M. Willner
Name:	James Glascott	Name:	Helena M. Willner
Title:	Managing Director	Title:	Director

DEUTSCHE BANK SECURITIES INC.		MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Marc Fratepietro
Name:	Marc Fratepietro	By:	/s/ Scott G. Primrose
Title:	Director	Name:	Scott G. Primrose
		Title:	Authorized Signatory
By:	/s/ Peter H. Burger
Name:	Peter H. Burger
Title:	Director/Debt Syndicate
Deutsche Bank Securities Inc.

HSBC SECURITIES (USA) INC.		MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC

By:	/s/ Michael Waters
Name:	Michael Waters	By:	Kenichi Yamana
Title:	MD	Name:	Kenichi Yamana
		Title:	Managing Director

J.P. MORGAN SECURITIES INC.		SCOTIA CAPITAL (USA) INC.

By:	/s/ Maria Sramek	By:	/s/ Greg Woynarski
Name:	Maria Sramek	Name:	Greg Woynarski, CFA
Title:	Vice President	Title:	Managing Director & Head

LEHMAN BROTHERS INC.		UBS SECURITIES LLC

By:	/s/ John Jedlicka	By:	/s/ Spencer Haimes
Name:	John Jedlicka	Name:	Spencer Haimes
Title:	Managing Director	Title:	Executive Director

		By:	/s/ Marc Ordona
		Name:	Marc Ordona
		Title:	Director

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Amy Kabatznick
Name:	Amy Kabatznick
Title:	Managing Director

SCHEDULE I
Registration Statement No. 333-136681
Amount of the Notes: $5,000,000,000
Amount of the Securities: Indeterminate
Address for Notice to Agents:
ABN AMRO Incorporated
55 East 52nd Street
New York, New York 10055
Attn: Vinny Murray, Medium-Term Note Department
Telecopy number: (212) 409-5256
Telephone number: (212) 409-7553
Banc of America Securities LLC
NY1-040-27-03
40 West 57th Street
New York, New York 10019
Attn: High Grade Transaction Management
Telecopy number: (704) 264-2522
Telephone number: (646) 313-8800
Barclays Capital Inc.
200 Park Avenue
New York, New York 10166
Attn: MTN Trading
Telecopy number: (212) 412-6980
Telephone number: (212) 412-7305
BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019
Attn: MTN Desk
Telecopy number: (212) 841-3930
Telephone number: (212) 471-8128
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: Medium-Term Note Department
Telecopy number: (212) 816-8134

Telephone number: (212) 816-7912
Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010
Attn : Willner, Medium-Term Note Department
Telecopy number: (212) 743-5825
Telephone number: (212) 325-7198
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Attn: Medium-Term Note Desk
Telecopy number: (212) 797-2202
Telephone number: (212) 250-5195
HSBC Securities (USA) Inc.
452 Fifth Avenue, 3rd Floor
New York, New York 10018
Attn: Andrew S. Lazerus
Telecopy number: (646) 366-3338
Telephone number: (212) 525-3456
J.P. Morgan Securities Inc.
270 Park Avenue, 9th Floor
New York, New York 10017
Attn: Transaction Execution Group
Telecopy number: (212) 834-6702
Telephone number: (212) 834-5710
Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Attn: Fixed Income Syndicate/Medium Term Note Desk
Telecopy number: (212) 526-9664
Telephone number: (212) 526-0943
     with a copy to the General Counsel at the same address
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, Floor 15
New York, New York 10080
Attn: MTN Product Management
Telecopy number: (212) 449-2234
Telephone number: (212) 449-7476

Mitsubishi UFJ Securities International plc
6 Broadgate
London EC2M 2AA
Attn: Legal Dept — Transaction Management
Telecopy number: (44 207) 577-2872
Telephone number: (44 207) 577-2808
Scotia Capital (USA) Inc.
One Liberty Plaza
New York, New York 10006
Attn: Fixed Income Syndicate
Telecopy number: (212) 225-6550
Telephone number: (212) 225-5501
UBS Securities LLC
677 Washington Boulevard
Stamford, Connecticut 06901
Attn: Fixed Income Syndicate
Telecopy number: (203) 719-0495
Telephone number: (203) 719-1088
Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288-0602
Attn: Timothy Reid
Telecopy number: (704) 383-9165
Telephone number: (704) 715-7397
Securities to be delivered by book-entry transfer.

SCHEDULE II
INTERNATIONAL LEASE FINANCE CORPORATION
(a California corporation)
Medium-Term Notes, Series R
TERMS AGREEMENT
________________, 20__
International Lease Finance Corporation
10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
Attention: President
     Re: Distribution Agreement dated August 22, 2006
     The undersigned agrees to purchase the following principal amount of Notes:
Interest Rate:
Date of Maturity:
Redemption Date:
Purchase Price: ___%
Settlement Date and Time:
     Exceptions, if any, to Section 4(n) of the Distribution Agreement:
     [The certificate referred to in Section 4(k) of the Distribution Agreement, the opinions referred to in Section 4(l) of the Distribution Agreement and the accountants’ letter referred to in Section 4(m) of the Distribution Agreement will be required.]
     Pursuant to Section 1(i) of the Distribution Agreement, “Applicable Time” shall mean [___]:00 [a/p]m (Eastern Time) on [INSERT DATE].

By:
Name:
Title:

Accepted:

International Lease Finance Corporation

By:
Name:
Title:

EXHIBIT A
MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES
[ATTACHED]

Exhibit A
MEDIUM-TERM NOTE ADMINISTRATIVE
PROCEDURES FOR FIXED RATE AND FLOATING RATE NOTES
(Dated as of August 22, 2006)
Medium-Term Notes, Series R (the “Notes”), in the aggregate principal amount of up to U.S. $5,000,000,000 are to be offered on a continuing basis by International Lease Finance Corporation (the “Company”) through ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., UBS Securities LLC and Wachovia Capital Markets, LLC, who, as agents (each an “Agent,” and, collectively, the “Agents”), have agreed to use their best efforts to solicit offers to purchase the Notes from the Company. The Agents may also purchase Notes as principal for resale.
The Notes are being sold pursuant to the Distribution Agreement, dated August 22, 2006 (the “Distribution Agreement”), by and between the Company and the Agents. The Notes will be issued pursuant to an Indenture (the “Indenture”), dated as of August 1, 2006, between the Company and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”), as may be amended from time to time. A Registration Statement (the “Registration Statement”, which term shall include any additional registration statements filed in connection with the Notes as provided in the introductory paragraph of the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the “Commission”). The most recent basic Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the “Prospectus Supplement.” The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the “Pricing Supplement.”
The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a “Book-Entry Note”) delivered to the Trustee, as agent for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC, or (b) in certificated form delivered to the purchaser thereof or a person designated by such purchaser. Owners of beneficial interests in Notes issued in book-entry form will be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.
General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Notes issued in certificated form will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.
A notice provided pursuant to Rule 173 of the Securities Act of 1933, as amended (the “Act”) in lieu of a Prospectus Supplement (including the Pricing Supplement) is herein referred to as the “Rule 173 Notice.”

PART I: PROCEDURES OF GENERAL
APPLICABILITY

Date of Issuance/ Authentication:	Each Note will be dated as of the date of its authentication by the Trustee. Each Note shall also bear an original issue date (the “Original Issue Date”). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:	Each Note will mature on a date selected by the purchaser and agreed to by the Company which is not less than nine months from its Original Issue Date; provided, however, that Notes bearing interest at rates determined by reference to selected indices (“Floating Rate Notes”) will mature on an Interest Payment Date.

Registration:	Notes will be issued only in fully registered form.

Calculation of Interest:	In the case of Notes bearing interest at fixed rates (“Fixed Rate Notes”) interest (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months. In the case of Floating Rate Notes, interest will be calculated and paid on the basis of the actual number of days in the interest period divided by 360 for CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, Prime Rate or LIBOR Notes and on the basis of the actual number of days in the interest period divided by the actual number of days in the year for CMT Rate or Treasury Rate Notes.

Acceptance and Rejection of Offers:	The Company shall have the sole right to accept offers to purchase Notes from the Company and may reject any such offer in whole or in part. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it. Each Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Notes through it in whole or in part.

Preparation of Pricing Supplement:	If any offer to purchase a Note is accepted by the Company, the Company, with the assistance of the Agent which presented such offer (the “Presenting Agent”), will prepare a Pricing Supplement reflecting the terms of such Note and file such Pricing Supplement relating to the Notes and the plan of distribution thereof, if changed (the “Supplemented Prospectus”), with the Commission in accordance with Rule 424 under the Act. The Presenting Agent will cause a stickered Supplemented Prospectus or a Rule 173 Notice to be delivered to the purchaser of the Note.

In addition, the Company shall deliver each completed Pricing Supplement, via next day mail or telecopy to arrive no later than 11:00 A.M. on the Business Day following the trade date, to the Presenting Agent at the following locations:

If to ABN AMRO Incorporated:

ABN AMRO Incorporated
55 East 52nd Street
New York, New York 10055
Attention: Vinny Murray, Medium-Term Note Department
Telecopy number: (212) 409-5256
Telephone number: (212) 409-7553

If to Banc of America Securities LLC:

Banc of America Securities LLC
NY1-040-27-03
40 West 57th Street
New York, New York 10019
Attention: High Grade Transaction Management
Telecopy number: (704) 264-2522
Telephone number: (646) 313-8800

If to Barclays Capital Inc.:

Barclays Capital Inc.
200 Park Avenue
New York, New York 10166
Attention: U.S. Transaction Mgmt.
Telecopy number: (212) 412-7680
Telephone number: (212) 412-7606

with a copy to:

Barclays Capital Inc.
c/o ADP Prospectus
1155 Long Island Avenue
Edgewood, New York 11717
Telecopy number: (631) 254-7140

If to BNP Paribas Securities Corp.:

BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019
Attention: MTN Desk
Telecopy number: (212) 841-3930
Telephone number: (212) 471-8128

If to Citigroup Global Markets Inc:

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: Medium-Term Note Department
Telecopy number: (212) 816-8134
Telephone number: (212) 816-7912

If to Credit Suisse Securities (USA) LLC:

Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010
Attention: Helena Willner, Medium-Term Note Department
Telecopy number: (212) 743-5825
Telephone number: (212) 325-7198

If to Deutsche Bank Securities Inc.:

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Attention: Medium-Term Note Desk
Telecopy number: (212) 797-2202
Telephone number: (212) 250-5195

If to HSBC Securities (USA) Inc.:

HSBC Securities (USA) Inc.
452 Fifth Avenue, 3rd Floor
New York, New York 10018
Attention: Andrew S. Lazerus
Telecopy number: (646) 366-3338
Telephone number: (212) 525-3456

also, for record keeping purposes, please send a copy to:

ADP Prospectus Services
c/o HSBC Securities (USA), Inc.
1155 Long Island Avenue, Bay 1-7
Edgewood, New York 11717
Attention: Glynnis Castillo
Telecopy number: (631) 254-7140
Telephone number: (631) 254-7112

If to J.P. Morgan Securities Inc.:

J.P. Morgan Securities Inc.
270 Park Avenue, 9th Floor
New York, New York 10017
Attention: Transaction Execution Group
Telecopy number: (212) 834-6702
Telephone number: (212) 834-5710

If to Lehman Brothers Inc.:

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Fixed Income Syndicate/Medium Term Note Desk
Telecopy number: (212) 526-9664
Telephone number: (212) 526-0943

also, for record keeping purposes, please send a copy to:

ADP Prospectus Services
For Lehman Brothers Inc.
1155 Long Island Avenue
Edgewood, New York 11717
Attention: Client Services Desk
Telecopy number: (631) 254-7268

If to Merrill Lynch, Pierce, Fenner & Smith Incorporated:

ADP Integrated Distribution Services
For Merrill Lynch
1155 Long Island Avenue
Edgewood, New York 11717’
Attention: Debt/Medium-Term Notes
Email: corporateordering@adp.com
Telecopy number: (631) 254-7132
Telephone number: (631) 254-7081

If to Mitsubishi UFJ Securities International plc:

Mitsubishi UFJ Securities International plc
6 Broadgate

London EC2M 2AA
Attention: Legal Dept — Transaction Management
Telecopy number: (44 207) 577-2872
Telephone number: (44 207) 577-2808

If to Scotia Capital (USA) Inc.:

Scotia Capital (USA) Inc.
One Liberty Plaza
New York, New York 10006
Attention: Fixed Income Syndicate
Telecopy number: (212) 225-6550
Telephone number: (212) 225-5501

If to UBS Securities LLC:

UBS Securities LLC
677 Washington Boulevard
Stamford, Connecticut 06901
Attention: Fixed Income Syndicate
Telecopy number: (203) 719-0495
Telephone number: (203) 719-1088

If to Wachovia Capital Markets, LLC:

Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288-0602
Attention: Timothy Reid
Telecopy number: (704) 383-9165
Telephone number: (704) 715-7397

In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to Supplemented Prospectuses prior to their use. Outdated Pricing Supplements, and the Supplemented Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Settlement:	The receipt of immediately available funds by the Company in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute “settlement.” Offers accepted by the Company will be settled from three to five Business Days after the Company’s acceptance of the offer, or at a time as the purchaser and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under “Settlement Procedures” with respect to Book-Entry Notes and Certificated Notes, respectively. If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable “Settlement Procedures Timetable,” such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

In the event of a purchase of Notes by any Agent as principal, appropriate settlement details will be as agreed between the Agent and the Company pursuant to the applicable Terms Agreement.

Procedure for Changing Rates or Other Variable Terms:	When a decision has been reached to change the interest rate or any other variable term on any Notes being sold by the Company, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time only “indications of interest” may be recorded. Immediately after acceptance by the Company of an offer to purchase at a new interest rate or new variable term, the Company, the Presenting Agent and the Trustee shall follow the procedures set forth under the applicable “Settlement Procedures.”

Suspension of Solicitation; Amendment or Supplement:	The Company may instruct the Agents to suspend solicitation of purchases at any time. Upon receipt of such instructions the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend the Registration Statement (including incorporating any documents by reference therein) or supplement any of such documents (other than to change rates or other variable terms), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment (including any document proposed to be incorporated by reference therein) or supplement. One copy of such filed document, along with a copy of the cover letter sent to the Commission, will be delivered or mailed to the Agents at the following respective addresses:

ABN AMRO Incorporated
55 East 52nd Street
New York, New York 10055
Attention: Medium-Term-Note Department

Banc of America Securities LLC
NY1-040-27-03
40 West 57th Street
New York, New York 10019
Attention: High Grade Transaction Management

Barclays Capital Inc.
200 Park Avenue
New York, New York 10166
Attention: MTN Trading

BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019
Attention: MTN Desk
Telecopy number: (212) 841-3930
Telephone number: (212) 471-8128

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: Medium-Term Note Department

Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010
Attention: Helena Willner, Medium-Term Note Department

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Attention: Medium-Term Note Desk

HSBC Securities (USA) Inc.
452 Fifth Avenue, 3rd Floor
New York, New York 10018 Attention: Andrew S. Lazerus

also, for record keeping purposes, please send a copy to:

ADP Prospectus Services
c/o HSBC Securities (USA), Inc.
1155 Long Island Avenue, Bay 1-7
Edgewood, New York 11717
Attention: Glynnis Castillo
Telecopy number: (631) 254-7140
Telephone number: (631) 254-7112

J.P. Morgan Securities Inc.
270 Park Avenue, 9th Floor
New York, New York 10017
Attention: Transaction Execution Group

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Fixed Income Syndicate/ Medium Term Note Desk

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Tritech Services
44-B Colonial Drive
Piscataway, New Jersey 08854
Attention: Final Prospectus Unit/Nachman Kimerling
Telephone number: (732) 885-2768
Telecopy number: (732) 885-2774/2775/2776

also, for record keeping purposes, please send a copy to:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, Floor 15
New York, New York 10080
Attention: MTN Product Management

Mitsubishi UFJ Securities International plc
6 Broadgate
London EC2M 2AA
Attention: Legal Dept — Transaction Management
Telecopy number: (44 207) 577-2872
Telephone number: (44 207) 577-2808

Scotia Capital (USA) Inc.
One Liberty Plaza
New York, New York 10006
Attention: Fixed Income Syndicate
Telecopy number: (212) 225-6550
Telephone number: (212) 225-5501

UBS Securities LLC
677 Washington Boulevard
Stamford, Connecticut 06901
Attention: Fixed Income Syndicate
Telecopy number: (203) 719-0495
Telephone number: (203) 719-1088

Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288-0602
Attention: Timothy Reid
Telecopy number: (704) 383-9165
Telephone number: (704) 715-7397

In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension or, in lieu thereof, Rule 173 Notices may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus or, in lieu thereof, Rule 173 Notices may not be so delivered.

Delivery of Prospectus or Rule 173 Notice:	A copy of the most recent Prospectus, Prospectus Supplement and Pricing Supplement or, in lieu thereof, the Rule 173 Notice, must be provided to a customer or his agent not later than two business days following settlement (which, for the purposes of this paragraph, is on the earlier of the second day following the date of settlement on which the offices of the Securities and Exchange Commission are open or the second “Business Day,” as defined below, following the date of settlement).

Authenticity of Signatures:	The Agents will have no obligations or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Documents Incorporated by Reference:	The Company shall supply the Agents with an adequate supply of all documents incorporated by reference in the Registration Statement.

Business Day:	“Business Day” means any day that is not a Saturday or Sunday, and that, in The City of New York (and with respect to LIBOR Notes, the City of London), is neither a legal holiday nor a day on which banking institutions are authorized or required by law to close. For Notes the payment of which is to be made in a currency other than U.S. dollars or composite currencies (such currency or composite currency in which a Note is denominated is the “Specified Currency”), a Business Day will not be a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such Specified Currency (or, in the case of EUROs), is not a day that the TARGET System (as defined below) is not open. However, with respect to Notes for which LIBOR is an applicable Interest Rate Basis, the day must be also be a London Business Day (as defined below). “London Business Day” means (i) if the currency (including composite currencies) specified in the applicable Pricing Supplement as the currency (the “Index Currency”) for which LIBOR is calculated is other than any day on which dealings in the Index Currency are transacted in the London interbank market or (ii) if the Index Currency is the EURO, is not a day on which payments in EURO cannot be settled in the TARGET System. If no currency or composite currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars. “Principal Financial Center” means the capital city of the country issuing the currency or composite currency in which any payment in respect of the Notes is to be made or, solely with respect to the calculation of LIBOR, the Index Currency. “TARGET System” means the Trans-European Automated Real-time Gross Settlement Express Transfer System.

PART II:	PROCEDURES FOR NOTES ISSUED IN BOOK-ENTRY FORM
In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC (the “Certificate Agreement”), and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).

Issuance:	All Fixed Rate Notes issued in book-entry form having the same Original Issue Date, interest rate and Stated Maturity (collectively, the “Fixed Rate Terms”) will be represented initially by a single global security in fully registered form without coupons (each, a “Book-Entry Note”); and all Floating Rate Notes issued in book-entry form having the same Original Issue Date, base rate upon which interest may be determined (each, a “Base Rate”), which may be the Commercial Paper Rate, the Treasury Rate, LIBOR, the CD Rate, the CMT Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, the Prime Rate, any other rate set forth by the Company, Initial Interest Rate, Index Maturity, Spread or Spread Multiplier, if any, the minimum interest rate, if any, the maximum interest rate, if any, and the Stated Maturity (collectively, “Floating Rate Terms”) will be represented initially by a single Book-Entry Note.

Each Book-Entry Note will be dated and issued as of the date of its authentication by the Trustee. Each Book-Entry Note will bear an Interest Accrual Date, which will be (a) with respect to an original Book-Entry Note (or any portion thereof), its Original Issue Date and (b) with respect to any Book-Entry Note (or portion thereof) issued subsequently upon exchange of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Notes (or if no such payment or provision has been made, the Original Issue Date of the predecessor Book-Entry Note or Notes), regardless of the date of authentication of such subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Note issued in certificated form.

Identification:	The Company has arranged with the CUSIP Service Bureau of Standard & Poor’s Corporation (the “CUSIP Service Bureau”) for the reservation of approximately 900 CUSIP numbers which have been reserved for and relating to Book-Entry Notes and the Company has delivered to the Trustee and DTC such list of such CUSIP numbers. The Company will assign CUSIP numbers to Book-Entry Notes as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-Entry Notes, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC. Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 (or the equivalent thereof in one or more foreign or composite currencies) and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which shall all be assigned the same CUSIP number.

Registration:	Each Book-Entry Note will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Trustee under the Indenture. The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Book-Entry Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the “Participants”) to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:	Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges:	The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Book-Entry Notes Outstanding on such date that represent Book-Entry Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be, (other than Original Issue Dates) and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Book-Entry Notes shall be exchanged for a single replacement Book-Entry Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Book-Entry Note. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Notes for a single Book-Entry Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Book-Entry Notes to be exchanged exceed $500,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount, one replacement Book-Entry Note will be authenticated and issued to represent $500,000,000 of principal amount of the exchanged Book-Entry Notes and an additional Book-Entry Note or Notes will be authenticated and issued to represent any remaining principal amount of such Book-Entry Notes (See “Denominations” below).

Denominations:	All Notes issued in book-entry form will be denominated in U.S. dollars. Notes issued in book-entry form will be issued in denominations of $1,000 and any larger denomination which is an integral multiple of $1,000. Book-Entry Notes will be denominated in principal amounts not in excess of $500,000,000 (or the equivalent thereof in one or more foreign or composite currencies).

If one or more Notes issued in book-entry form having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Book-Entry Note, then one Book-Entry Note will be issued to represent $500,000,000 principal amount of such Note or Notes issued in book-entry form and an additional Book-Entry Note or Notes will be issued to represent any remaining principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Book-Entry Notes representing such Note or Notes issued in book-entry form shall be assigned the same CUSIP number.

Interest:	General. Interest on each Note issued in book-entry form will accrue from the Interest Accrual Date of the Book-Entry Note representing such Note. Each payment of interest on a Note issued in book-entry form will include interest accrued through and including the day preceding, as the case may be, the Interest Payment Date (provided that in the case of Floating Rate Notes which reset daily or weekly, interest payments will include interest accrued to and including the Regular Record Date immediately preceding the Interest Payment Date), or the Stated Maturity (the date on which the principal of a Note becomes due and payable as provided in the Indenture, whether at the Stated Maturity or by declaration of acceleration, redemption, repayment or otherwise is referred to herein as the “Maturity”). Interest payable at Maturity of a Note issued in book-entry form will be payable to the Person to whom the principal of such Note is payable. DTC will arrange for each pending deposit message described under Settlement Procedure C below to be transmitted to Standard & Poor’s, a division of the McGraw-Hill Companies (“Standard & Poor’s”) which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by Standard & Poor’s.

Regular Record Dates. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Note or a Floating Rate Note shall be the close of business on the date 15 calendar days (whether or not a Business Day) preceding such Interest Payment Date.

Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date;

provided, however, the first payment of interest on any Book-Entry Note originally issued between a Regular Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next Regular Record Date.

If an Interest Payment Date with respect to any Floating Rate Note issued in book-entry form would otherwise fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Note, except that in the case of a LIBOR Note, if such day falls in the next calendar month, such Interest Payment Date will be the preceding day that is a London Business Day.

Fixed Rate Notes. Unless otherwise specified in the applicable Pricing Supplement, interest payments on Fixed Rate Notes issued in book-entry form will be made semi-annually on April 15 and October 15 of each year and at Maturity.

Floating Rate Notes. Interest payments on Floating Rate Notes issued in book-entry form will be made as specified in the Floating Rate Note.

Notice of Interest Payments and Regular Record Dates. On the first Business Day of March, June, September and December of each year, the Trustee will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Floating Rate Notes issued in book-entry form. Promptly after each Interest Determination Date for Floating Rate Notes issued in book-entry form, the Trustee will notify Standard & Poor’s of the interest rates determined on such Interest Determination Date.

Payments of Principal and Interest:	Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date by referring to the daily bond reports published by Standard &

Poor’s. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under “Manner of Payment”.

Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Book-Entry Note maturing either at Stated Maturity or on a Redemption Date in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such Maturity the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under “Manner of Payment”. If any Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Book-Entry Note, the Trustee will cancel such Book-Entry Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry Notes as of the immediately preceding Business Day.

Manner of Payment. The total amount of any principal, premium, if any, and interest due on Book-Entry Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 a.m., New York City time, on such date. The Company will make such payment on such Book-Entry Notes by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m., New York City time, on such date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New

York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or interest on, the Book-Entry Notes to such Participants.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement Procedures:	Settlement Procedures with regard to each Note in book-entry form sold by each Agent, as agent of the Company, will be as follows:

	A.	The Presenting Agent will advise the Company by telephone of the following Settlement Information:

		1.	Taxpayer identification number of the purchaser.

		2.	Principal amount of the Note.

		3.	Fixed Rate Notes:

			a)	interest rate; and
			b)	redemption or optional repayment dates, if any

Floating Rate Notes:

			a)	designation (which may be “Regular Floating Rate Note,” Floating Rate/Fixed Rate Note” or “Inverse Floating Rate Note;”
			b)	interest rate basis or bases;
			c)	initial interest rate;
			d)	spread or spread multiplier, if any;
			e)	interest rate reset dates;

		f)	interest rate reset period;
		g)	interest payment dates;
		h)	interest rate payment period;
		i)	index maturity;
		j)	calculation agent;
		k)	interest payment dates, if any;
		l)	minimum interest rate, if any;
		m)	calculation date;
		n)	interest determination dates;
		o)	redemption or optional repayment dates, if any; and
		p)	fixed rate (for Floating Rate/Fixed Rate Notes and Inverse Floating Rate Notes) and fixed rate commencement date (for Floating Rate/Fixed Rate Notes).

	4.	Price to public of the Note.

	5.	Trade date.

	6.	Settlement Date (Original Issue Date).

	7.	Stated Maturity.

	8.	Overdue rate (if any).

	9.	Extension periods, if any, and final maturity date.

	10.	Optional reset dates, if any.

	11.	Net proceeds to the Company.

	12.	Agent’s commission.

B.	The Company will assign a CUSIP number to the Book-Entry Note representing such Note and then advise the Trustee by electronic transmission of the above settlement information received from the Presenting Agent, such CUSIP number and the name of the Agent.

C.	The Trustee will communicate to DTC and the Agent through DTC’s Participant Terminal System, a pending deposit message specifying the following settlement information:

	1.	The information set forth in Settlement Procedure A.

	2.	Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

	3.	Identification as a Fixed Rate Book-Entry Note or Floating Rate Book-Entry Note.

	4.	Initial Interest Payment Date for such Note, number of days by which such date succeeds the related record date for DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

	5.	CUSIP number of the Book-Entry Note representing such Note.

	6.	Whether such Book-Entry Note represents any other Notes issued or to be issued in book-entry form.

	7.	The Trustee will advise the Presenting Agent by telephone of the CUSIP number as soon as possible.

D.	The Company will complete and deliver to the Trustee a Book-Entry Note representing such Note in a form that has been approved by the Company, the Agents and the Trustee.

E.	The Trustee will authenticate the Book-Entry Note representing such Note.

F.	DTC will credit such Note to the participant account of the Trustee maintained by DTC.

G.	The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to the Trustee’s participant account and credit such Note to the participant account of the Presenting Agent maintained by DTC and (ii) to debit the settlement account of the Presenting Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Agent’s commission. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Book-Entry Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Book-Entry Note pursuant to the Medium Term Note Certificate Agreement between the Trustee and DTC.

H.	The Presenting Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to the Presenting Agent’s participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent maintained by DTC, in an amount equal to the initial public offering price of such Note.

I.	Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.
J.	The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure G.

K.	The Trustee will send a copy of the Book-Entry Note by first class mail to the Company together with a statement setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

L.	The Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable:	For orders of Notes accepted by the Company, Settlement Procedures “A” through “L” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
Procedure	Time
A-B	11:00 a.m. on the trade date
C	2:00 p.m. on the trade date
D	3:00 p.m. on the Business Day before Settlement Date
E	9:00 a.m. on Settlement Date
F	10:00 a.m. on Settlement Date
G-H	No later than 2:00 p.m. on Settlement Date
I	4:45 p.m. on Settlement Date
J-L	5:00 p.m. on Settlement Date

If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures A, B and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after such sale date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If settlement of a Note issued in book-entry form is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC’s Participant Terminal system, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:	If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note issued in book-entry form pursuant to Settlement Procedure G, the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Book-Entry Note, the Trustee will mark such Book-Entry Note “cancelled,” make appropriate entries in its records and send such cancelled Book-Entry Note to the Company. The CUSIP number assigned to such Book-Entry Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Trustee will exchange such Book-Entry Note for two Book-Entry Notes, one of which shall represent the Book-Entry Notes for which withdrawal messages are processed and shall be cancelled immediately after issuance, and the other of which shall represent the other Notes previously represented by the surrendered Book-Entry Note and shall bear the CUSIP number of the surrendered Book-Entry Note.

If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC’s Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Book-Entry Security also representing other Notes, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.

PART III:	PROCEDURES FOR NOTES ISSUED IN CERTIFICATED FORM

Denominations:	The Notes will be issued in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof.

Interest:	Each Note will bear interest in accordance with its terms. Interest will begin to accrue on the Original Issue Date of a Note for the first interest period and on the most recent interest payment date to which interest has been paid for all subsequent interest periods. Each payment of interest shall include interest accrued to, but excluding, the date of such payment. Unless otherwise specified in the applicable Pricing Supplement, interest payments in respect of Fixed Rate Notes will be made semi-annually on April 15 and October 15 of each year and at Maturity. However, the first payment of interest on any Note issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date. Unless otherwise specified in the applicable Pricing Supplement, the Record Date for any payment of interest shall be the close of business 15 calendar days prior to the applicable Interest Payment Date. Interest at Maturity will be payable to the person to whom the principal is payable.

Notwithstanding the above, in the case of Floating Rate Notes which reset daily or weekly, interest payments shall include accrued interest from, and including, the date of issue or from, but excluding, the last date in respect of which interest has been accrued and paid, as the case may be, through, and including, the record date which is 15 calendar days immediately preceding such Interest Payment Date (the “Record Date”), except that at Maturity the interest payable will include interest accrued to, but excluding, the Maturity date. For additional special provisions relating to Floating Rate Notes, see the Prospectus Supplement.

Payments of Principal and Interest:	Upon presentment and delivery of the Note, the Trustee will pay the principal amount of each Note at Maturity and the final installment of interest in immediately available funds received from the Company. All interest payments on a Note, other than interest due at Maturity, will be made by check drawn on the Trustee and mailed by the Trustee to the person entitled thereto as provided in the Note. However, holders of ten million dollars or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than at Maturity, by wire transfer in immediately available funds to a designated account maintained in the United States upon receipt by the Trustee of written instructions from such a holder not later than the regular Record Date for the related Interest Payment Date. Any payment of principal or interest required to be made on an Interest Payment Date or at Maturity of a Note which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at Maturity, as the case may be, and no interest shall accrue for the period from and after such Interest Payment Date or Maturity.

The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law, but shall be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

Notes presented to the Trustee at Maturity for payment will be cancelled by the Trustee. All cancelled Notes held by the Trustee shall be destroyed, and the Trustee shall furnish to the Company a certificate with respect to such destruction.

Settlement Procedures:	Settlement Procedures with regard to each Note purchased through any Agent, as agent, shall be as follows:

	A.	The Presenting Agent will advise the Company by telephone of the following Settlement information with regard to each Note:

		1.	Exact name in which the Note is to be registered (the “Registered Owner”).

		2.	Exact address or addresses of the Registered Owner for delivery, notices and payments of principal and interest.

		3.	Taxpayer identification number of the Registered Owner.

		4.	Principal amount of the Note.

		5.	Denomination of the Note.

		6.	Fixed Rate Notes:

			a)	interest rate; and
			b)	redemption or optional repayment dates, if any.

Floating Rate Notes:

			a)	designation (which may be “Regular Floating Rate Note,” “Floating Rate/Fixed Note” or “Inverse Floating Rate Note;”
			b)	interest rate basis or bases;
			c)	initial interest rate;
			d)	spread or spread multiplier, if any;
			e)	interest rate reset dates;
			f)	interest rate reset period;
			g)	interest payment dates;
			h)	interest payment period;
			i)	index maturity;
			j)	calculation agent;
			k)	maximum interest rate, if any;
			l)	minimum interest rate, if any;
			m)	calculation date;

		n)	interest determination date;
		o)	redemption or optional repayment dates, if any; and
		p)	fixed rate (for Floating Rate/Fixed Rate Notes and Inverse Floating Rate Notes) and fixed rate commencement date (for Floating Rate/Fixed Rate Notes).

	7.	Price to public of the Note.

	8.	Settlement date (Original Issue Date).

	9.	Stated Maturity.

	10.	Overdue rate (if any).

	11.	Extension periods, if any, and final maturity date.

	12.	Optional reset dates, if any.

	13.	Net proceeds to the Company.

	14.	Agent’s Commission.

B.	The Company shall provide to the Trustee the above Settlement information received from the Agent and shall cause the Trustee to issue, authenticate and deliver Notes. The Company also shall provide to the Trustee and/or Agent a copy of the applicable Pricing Supplement.

C.	The Trustee will complete the preprinted 4-ply Note packet containing the following documents in forms approved by the Company, the Presenting Agent and the Trustee:

	1.	Note with Agent’s customer confirmation.

	2.	Stub 1 - for Trustee.

	3.	Stub 2 - for Agent.

	4.	Stub 3 - for the Company.

D.	With respect to each trade, the Trustee will deliver the Notes and Stub 2 thereof to the Presenting Agent at the following applicable address:

If to ABN AMRO Incorporated:

ABN AMRO Incorporated
55 East 52nd Street
New York, New York 10055

If to Banc of America Securities LLC:

c/o The Bank of New York
1 Wall Street, 3rd Floor, Window B
New York, New York 10286
Attention: Joe Cangelus
Account #: 076854/NationsBanc Montgomery Securities LLC

If to Barclays Capital Inc.:

Barclays Capital Inc.
c/o The Bank of New York
1 Wall Street
3rd Floor — Dealer Clearance
New York, New York 10286

If to BNP Paribas Securities Corp.:

BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019
Attention: MTN Desk
Telecopy number: (212) 841-3930
Telephone number: (212) 471-8128

If to Citigroup Global Markets Inc.:

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

If to Credit Suisse Securities (USA) LLC:

Credit Suisse Securities (USA) LLC
11 Madison Avenue
New York, New York 10010

If to Deutsche Bank Securities Inc.:

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

If to HSBC Securities (USA) Inc.:

HSBC Securities (USA) Inc.
452 Fifth Avenue, Tower 10
New York, New York 10018
Telephone number: (212) 525-3088
Attention: MTN Desk

If to J.P. Morgan Securities Inc.:

J.P. Morgan Securities Inc.
34 Exchange Place
4th Floor, Plaza 2
Jersey City, New Jersey 07311
Attention: Sal Giallanza
Telephone number: (201) 524-8490
Attention: Bryan Williams
Telephone number: (201) 524-8668

If to Lehman Brothers Inc.:

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Fixed Income Syndicate/ Medium Term Note Desk
Telephone number: (212) 526-9664

If to Merrill Lynch, Pierce, Fenner & Smith Incorporated:

Merrill Lynch, Pierce, Fenner & Smith
Money Markets Clearance
Concourse Level, N.S.C.C. Window
55 Water Street — South Building
New York, New York 10041
Attention: Al Mitchell
Telephone number: (212) 855-2403

If to Mitsubishi UFJ Securities International plc:

Mitsubishi UFJ Securities International plc
6 Broadgate
London EC2M 2AA
Attention: Legal Dept — Transaction Management
Telecopy number: (44 207) 577-2872
Telephone number: (44 207) 577-2808

If to Scotia Capital (USA) Inc.:

Scotia Capital (USA) Inc.
1 Liberty Plaza, 25th Floor
New York, New York 10006
Attention: Fixed Income Syndicate
Telecopy number: (212) 225-6550
Telephone number: (212) 225-5501

If to UBS Securities LLC:

UBS Securities LLC
677 Washington Boulevard
Stamford, Connecticut 06901
Attention: Fixed Income Syndicate
Telecopy number: (203) 719-0495
Telephone number: (203) 719-1088

If to Wachovia Capital Markets, LLC:

Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288-0602
Attention: Timothy Reid
Telecopy number: (704) 383-9165
Telephone number: (704) 715-7397

The Trustee will keep Stub 1. The Presenting Agent will acknowledge receipt of the Note through a broker’s receipt and will keep Stub 2. Delivery of the Note will be made only against such acknowledgement of receipt. Upon determination that the Note has been authorized, delivered and completed as aforementioned, the Presenting Agent will wire the net proceeds of the Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.

	E.	The Presenting Agent will deliver the Note (with confirmations) to the purchaser against payment in immediately available funds. The Presenting Agent will deliver a copy of the Prospectus and any applicable Prospectus Supplement or Supplements received from the Trustee or, in lieu thereof, a Rule 173 Notice within two business days after settlement (which, for the purposes of this paragraph, is on the earlier of the second day following the date of settlement on which the offices of the Securities and Exchange Commission are open or the second Business Day following the date of settlement).

	F.	The Trustee will send Stub 3 to the Company.

Settlement Procedures Timetable:	For offers accepted by the Company, Settlement Procedures “A” through “F” set forth above shall be completed on or before the respective times set forth below:

Settlement
Procedure	Time
A-B	3:00 PM on Business Day prior to settlement
C-D	2:15 PM on day of settlement
E	3:00 PM on day of settlement
F	5:00 PM on day of settlement

Failure to Settle:	In the event that a purchaser of a Note from the Company shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Presenting Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return the Note to the Trustee.

The Trustee, upon receipt of the Note from the Agent, will immediately advise the Company and the Company will promptly arrange to credit the account of the Presenting Agent in an amount of immediately available funds equal to the amount previously paid by such Agent in settlement for the Note. Such credits will be made on the settlement date if possible, and in any event not later than the Business Day following the settlement date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Note in respect of which the failure occurred, the Trustee will cancel and destroy the Note, make appropriate entries in its records to reflect the fact that the Note was never issued, and accordingly notify in writing the Company.

ANNEX A
Filed Pursuant to Rule 433
Registration Statement No. 333-136681
                    , 2006
PRICING TERM SHEET
Issuer:
Issue of Securities:
Principal Amount:
Coupon:
Interest Payment Dates:
Maturity:
Initial Price to Public:
Optional Redemption:
Minimum Denomination:
Settlement Date:
CUSIP:
Underwriters:
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the documents incorporated by reference therein and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling                      toll-free at                     .

ANNEX B
PRELIMINARY TERMS AND/OR PRICING INFORMATION
Issuer
Ratings
Issue of Securities
Principal Amount
Coupon
Maturity
Treasury Benchmark
US Treasury Yield
Spread to Treasury
Reoffer Yield
Price Guidance
Optional Redemption
Minimum Denominations
Settlement Date
Underwriters
Issuance Format
Hedge Ratio
Marketing1
Distribution of Offering Materials2

[1]	Information, where applicable, regarding investor calls, one-on-one calls, physical one-on-ones, and Bloomberg roadshows.

[2]	Information regarding the distribution of preliminary prospectus, if any.